Ivy Funds

Supplement dated October 19, 2020 to the

Ivy Funds Prospectus

dated January 31, 2020

as supplemented March 13, 2020, March 19, 2020, April 1, 2020, April 10, 2020, April 30, 2020, May 29, 2020, June 19, 2020, June 30, 2020, August 24, 2020 and October 1, 2020

The following replaces the “Portfolio Managers” section of the Ivy Pictet Emerging Markets Local Currency Debt Fund summary section on page 42 of the prospectus.

Portfolio Managers

The Pictet Investment Team is primarily responsible for the day-to-day management of the Fund. The Pictet Investment Team consists of Mary-Therese Barton, Senior Investment Manager and head of Emerging Debt of Pictet UK; Guido Chamorro, Senior Investment Manager of Pictet UK; Carrie Liaw, Investment Manager of Pictet Singapore; Alper Gocer, Senior Investment Manager of Pictet UK; Robert Simpson, Senior Investment Manager of Pictet UK; Ali Bora Yigitbasioglu, Senior Investment Manager of Pictet UK; and Adriana Cristea, Investment Manager of Pictet UK. Each of Ms. Barton and Mr. Chamorro has managed the Fund since its inception in April 2014; Ms. Liaw has managed the Fund since May 2015; Mr. Gocer has managed the Fund since May 2018; Mr. Simpson has managed the Fund since May 2019; and each of Mr. Yigitbasioglu and Ms. Cristea has managed the Fund since July 2020.

The following replaces the second and third sentences of the “The Management of the Funds — Portfolio Management — Ivy Pictet Emerging Markets Local Currency Debt Fund” section on page 120 of the prospectus.

The Pictet Investment Team consists of Mary-Therese Barton, Guido Chamorro, Carrie Liaw, Alper Gocer, Robert Simpson, Ali Bora Yigitbasioglu and Adriana Cristea. Each of Ms. Barton and Mr. Chamorro has managed the Fund since its inception in April 2014; Ms. Liaw has managed the Fund since May 2015; Mr. Gocer has managed the Fund since May 2018; Mr. Simpson has managed the Fund since May 2019; and each of Mr. Yigitbasioglu and Ms. Cristea has managed the Fund since July 2020.

The first full paragraph of the “The Management of the Funds — Portfolio Management — Ivy Pictet Emerging Markets Local Currency Debt Fund” section on page 121 of the prospectus is deleted in its entirety.

The following two paragraphs are added at the end of the “The Management of the Funds — Portfolio Management — Ivy Pictet Emerging Markets Local Currency Debt Fund” section on page 121 of the prospectus.

Ali Bora Yigitbasioglu joined Pictet UK in 2019 as a Senior Investment Manager. Before joining Pictet, Mr. Yigitbasioglu was a Senior Portfolio Manager and Equity Partner with Cambridge Strategy Asset Management Monaco specializing in FX and Rates. He holds a PhD in Finance (Financial Mathematics), an MSc, Distinction, in Finance from the Imperial College, London, an MS in Business Administration from Bilkent University, Ankara, and a BA in Mathematics from the University of Cambridge.

Adriana Cristea joined Pictet UK in April 2018 as an Investment Manager. Prior to joining Pictet, Ms. Cristea spent six years at DG Partners as a Senior Global Macro Research Analyst and Strategist. She holds a BSc in Financial Management from the University of Essex and a MSc in Finance from the University of Warwick.

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